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                                                                   EXHIBIT 10.30


                             AMENDMENT NO. 1 TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                              RSA VENTURES I, L.P.


       AMENDMENT dated the 27th day of November, 2001 by and among Barry Rosenbaum (the "Transferor"), RSA Investments Inc. (the "Transferee") and RSA Partners I, L.P., as general partner of RSA Ventures I, L.P. (the
"Partnership").

       WHEREAS, the Transferor has transferred on the date first written above, its entire interest as a limited partner in the Partnership to the Transferee.

       WHEREAS, the parties hereto desire to amend the Limited Partnership Agreement of the Partnership, dated as of April 10, 2001 (as hereafter amended, the "Partnership Agreement"), to reflect such transfer.

       NOW, THEREFORE, the parties hereto, in consideration of the premises and the agreements herein contained and intending to be legally bound hereby, agree as follows:

       The section of Schedule A to the Partnership Agreement entitled "LIMITED PARTNERS" shall be amended by deleting in its entirety the reference to the Transferor and by changing the Subscription of the Transferee from $100,000,000 to $100,050,000.

       This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one instrument.

       IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above written.

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                                     TRANSFEROR


                                     /S/ Barry Rosenbaum
                                     -------------------------------------------
                                     Barry Rosenbaum




                                     TRANSFEREE



                                     RSA Investments Inc.


                                     By: /s/ Charles R. Stuckey, Jr.
                                         ---------------------------------------
                                         Title: President




                                     GENERAL PARTNER



                                     RSA Partners I, L.P.
                                     By: RSA Ventures, Inc., its general partner


                                     By: /s/ John F. Kennedy
                                         ---------------------------------------
                                         Title: Treasurer